STATEMENT OF ADDITIONAL INFORMATION CONCORDE VALUE FUND	January 31, 2005

CONCORDE FUNDS, INC.
1500 Three Lincoln Centre
5430 LBJ Freeway
Dallas, Texas 75240

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Concorde Funds, Inc. dated January 31, 2005. Requests for copies of the prospectus should be made in writing to Concorde Funds, Inc., 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240, Attention: Corporate Secretary or by calling (972) 404-1500.

        The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2004, of Concorde Funds, Inc. (File No. 811-5339), as filed with the Securities and Exchange Commission on November 18, 2004:

Independent Auditors’ Report
Schedule of Investments in Securities
Schedule of Covered Call Options Written
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements

        Shareholders may obtain a copy of the Annual Report, without charge, by calling U.S. Bancorp Fund Services, LLC at 1-800-922-0224.

CONCORDE FUNDS, INC.

        No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2005 and, if given or made, such information or representations may not be relied upon as having been authorized by Concorde Funds, Inc.

        This Statement of Additional Information does not constitute an offer to sell securities.

-i-

FUND HISTORY AND CLASSIFICATION

        Concorde Funds, Inc. (the “Corporation”) is an open-end, diversified management investment company consisting of the “Concorde Value Fund” portfolio (the “FUND”). Concorde Funds, Inc. is registered under the Investment Company Act of 1940. Concorde Funds, Inc. was incorporated under the laws of Texas on September 21, 1987.

INVESTMENT RESTRICTIONS

        The FUND has adopted certain investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the FUND’s shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the FUND as follows:

        1.       The FUND will not sell securities short, buy securities on margin, purchase warrants, participate in a joint-trading account or deal in options; provided, however, that the FUND may invest in and commit its assets to writing and purchasing put and call options on securities and stock indexes to the extent permitted by the Investment Company Act of 1940, as amended.

        2.       The FUND’s investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the FUND’s net assets and of such 5% not more than 2% of the FUND’s net assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are options to purchase securities at a specified price, valid for a specified period of time. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. If the FUND does not exercise a warrant, its loss will be the purchase price of the warrant.

        3.       The FUND will not borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets, and will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of the FUND’s net assets. The FUND will not purchase securities while it has any outstanding borrowings.

        4.       The FUND will not lend money (except by purchasing publicly distributed debt securities) and will not lend its portfolio securities.

        5.       The FUND will not make investments for the purpose of exercising control or management of any company.

        6.       The FUND will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Sections 5(b)(1) of the Investment Company Act of 1940 (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies and other securities for the purpose of the foregoing limited in respect to any one issuer to an amount not greater than 5% of the value of the total assets of the FUND and not more than 10% of the outstanding voting securities of such issuer.)

        7.       The FUND will not concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies engaged in the same industry.

        8.       The FUND will not purchase from or sell to any of its officers or directors or firms for which any of them is an officer or director any securities except shares of the FUND.

        9.       The FUND will not acquire or retain any security issued by a company if any of the directors or officers of the Corporation, or directors, officers or other affiliated persons of its investment advisor, beneficially own more than 1/2% of such company’s securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

        10.     The FUND will not act as an underwriter or distributor of securities other than shares of the FUND and the FUND will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

        11.     The FUND will not purchase or sell real estate or real estate mortgage loans.

        12.     The FUND will not purchase or sell commodities or commodities contracts.

        13.     The FUND will not invest more than 5% of its total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of any merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

        14.     The FUND’s investments in illiquid and/or not readily marketable securities (including repurchase agreements maturing in more than seven days) will not exceed 10% of its total assets.

        15.     The FUND will not invest in oil, gas and other mineral leases, or enter into arbitrage transactions.

        If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of the FUND’s assets will not constitute a violation of that restriction.

INVESTMENT POLICIES AND PRACTICES

        The FUND’s prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

Preferred Stocks

        The FUND may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Illiquid Securities

        The FUND may invest up to 10% of its total assets in illiquid securities. The Board of Directors of the Corporation or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of those limitations. Illiquid securities may include repurchase agreements maturing in more than seven days and other securities that are not readily marketable.

Repurchase Agreements and Other Short-Term Investments

        The FUND may enter into repurchase agreements with banks or certain non-bank broker/dealers. In a repurchase agreement, the FUND buys an interest-bearing security at one price and simultaneously agrees to sell it back at a mutually agreed upon time and price. The repurchase price reflects an agreed-upon interest rate during the time the FUND’s money is invested in the security. Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered as a loan collateralized by the security purchased. The FUND’s risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller defaults, the FUND may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the FUND could experience a loss. The FUND’s Board of Directors has established procedures to evaluate the creditworthiness of the other parties to repurchase agreements.

        In addition, the FUND may invest in commercial paper and other cash equivalents rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s and unrated debt securities which are deemed by the Advisor to be of comparable quality. The FUND may also invest in United States Treasury bills and notes, and certificates of deposit of domestic branches of U.S. banks or of Canadian banks, provided in each case that the banks have total deposits in excess of $1,000,000,000. The FUND will invest in repurchase agreements and other short-term investments only for temporary defensive purposes or to maintain liquidity to pay FUND expenses and potential redemption requests. However, when investing for temporary defensive purposes, up to 100% of the FUND’s assets may be invested in such securities.

U.S. Government Securities

        The FUND may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which include Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Ginnie Mae Certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the Treasury; others, such as those issued by Fannie Mae, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

Foreign Securities

        The FUND may invest in securities of foreign issuers which may be U.S. dollar-denominated or denominated in foreign currencies. The FUND may invest up to 15% of its total assets in securities of foreign issuers that are U.S. dollar-denominated. The FUND may invest up to 5% of its total assets in securities of foreign issuers denominated in foreign currencies. Securities of foreign issuers in the form of American Depository Receipts (“ADRs”) that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market are not considered foreign securities for purposes of these limitations. The FUND, however, will not invest more than 20% of its total assets in such ADRs and will only invest in ADRs that are issuer sponsored. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. The value of the FUND’s foreign investments may be significantly affected by changes in currency exchange rates, and the FUND may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the FUND’s income without providing a tax credit for the FUND’s shareholders. Although the FUND intends to invest in securities of foreign issuers domiciled in nations in which the Advisor considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Hedging Instruments

        Index Options Transactions. The FUND may purchase put and call options and write call options on stock indexes. A stock index fluctuates with changes in the market values of the stock included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

        Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges. Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the FUND’s 10% limitation on investment in illiquid securities. See “Illiquid Securities.”

        Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the FUND may buy or sell; however, the Advisor intends to comply with all limitations.

        Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the FUND will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks. The FUND will not enter into an option position that exposes the FUND to an obligation to another party, unless the FUND either (i) owns an offsetting position in securities or other options; and/or (ii) maintains with the FUND’s custodian bank (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

        The Advisor may utilize index options as a technique to leverage the portfolios of the FUND. If the Advisor is correct in its assessment of the future direction of stock prices, the share prices of the FUND will be enhanced. If the Advisor has the FUND take a position in options and stock prices move in a direction contrary to the Advisor’s forecast however, the FUND would incur losses greater than the FUND would have incurred without the options position.

        Options on Securities. The FUND may buy put and call options and write (sell) call options on securities. By writing a call option and receiving a premium, the FUND may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the FUND has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By buying a call option, the FUND has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. Options on securities written by the FUND will be traded on recognized securities exchanges.

        When writing call options on securities, the FUND may cover its position by owning the underlying security on which the option is written. Alternatively, the FUND may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the FUND or, if higher, by owning such call option and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the FUND may cover its position by maintaining cash or liquid securities equal in value to the exercise price of the call option written by the FUND. The principal reason for the FUND to write call options on stocks held by the FUND is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

        When the FUND wishes to terminate the FUND’s obligation with respect to an option it has written, the FUND may effect a “closing purchase transaction.” The FUND accomplishes this by buying an option of the same series as the option previously written by the FUND. The effect of the purchase is that the writer’s position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When the FUND is the holder of an option, it may liquidate its position by effecting a “closing sale transaction.” The FUND accomplishes this by selling an option of the same series as the option previously purchased by the FUND. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

        The FUND will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the FUND if the premium, plus commission costs, paid by the FUND to purchase the call option is less (or greater) than the premium, less commission costs, received by the FUND on the sale of the call option. The FUND also will realize a gain if a call option which the FUND has written lapses unexercised, because the FUND would retain the premium.

        The FUND will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the FUND if the premium, less commission costs, received by the FUND on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the FUND to purchase the call or the put option. If a put or a call option which the FUND has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the FUND will realize a loss in the amount of the premium paid, plus commission costs.

        Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the FUND. In such event, the FUND would be unable to realize its profits or limit its losses until the FUND would exercise options it holds and the FUND would remain obligated until options it wrote were exercised or expired.

        Because option premiums paid or received by the FUND are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

        The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase and writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Securities of Other Registered Investment Companies

        The FUND may invest up to 10% of its net assets in shares of registered investment companies. The FUND will not purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the shareholders of the FUND) if (a) the FUND and its affiliated persons would own more than 3% of any class of securities of such registered company; or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company.

        Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the FUND invests. By investing indirectly through the FUND, an investor bears not only his or her proportionate share of the expenses of the FUND (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the FUND invests. An investor may also indirectly bear expenses paid by registered investment companies in which the FUND invests related to the distribution of such registered investment company’s shares.

Portfolio Turnover

        The FUND does not trade actively for short-term profits, but when the circumstances warrant, securities may be sold without regard to the length of time held. The FUND will typically hold a stock until it reaches a valuation level such that the Advisor believes that the stock is no longer undervalued. The Advisor is prepared to hold stocks for several years or longer, if necessary. The Advisor intends to purchase a given security whenever it believes it will contribute to the stated objective of the FUND, even if the same security has only recently been sold. In selling a given security, the Advisor keeps in mind that profits from sales of securities are taxable to certain shareholders. Subject to those considerations, the FUND may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the Advisor believes that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the applicable FUND’s objectives, the rate of portfolio turnover is irrelevant when the Advisor believes a change is in order to achieve those objectives, and the FUND’s annual portfolio turnover rate may vary from year to year.

        The annual portfolio turnover rate indicates changes in the FUND’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the FUND during the fiscal year.

        High portfolio turnover (i.e., over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the FUND. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are taxes at ordinary income rates.

Disclosure of Portfolio Holdings

        The FUND maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the FUND’s shareholders. The officers of the FUND on a regular basis receive reports as to purchases and redemptions of FUND shares and review these reports to determine if there is any unusual trading in FUND shares. The officers of the FUND will report to the Board of Director any such unusual trading in FUND shares.

        The FUND has entered into arrangements with certain third party service providers for services that require these groups to have access to the FUND’s portfolio on a daily basis. As a result, such third party services providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. Specifically, for example, the FUND may disclose portfolio holdings information to the fund accountant who is responsible for maintaining the accounting records of the FUND, which includes maintaining a current portfolio of the FUND. The FUND also undergoes an annual audit which requires the FUND’s independent auditor to review the FUND’s portfolio. In addition to the FUND’s fund accountant, the FUND’s custodian also maintains an up-to-date list of the FUND’s holdings. Further, the Fund may disclose is portfolio holdings to financial printers for the purpose of preparing FUND regulatory filings, to other service providers such as proxy voting services providers or portfolio management database providers in connection with their providing services to the FUND and to ranking organizations for use in developing a ranking for the FUND. Each of these parties is contractually and/or ethically prohibited from sharing the FUND’s portfolio unless specifically authorized by the FUND’s President.

        Additionally, the FUND may provide its entire portfolio to the following ranking organizations: Morningstar, Inc., Lipper, Inc., Standard & Poor’s Rating Group, Bloomberg L.P., Thomson Financial Research, Nelson Investments and Vickers Stock Research. The FUND’s management has determined that these organizations provided investors with a valuable service and, therefore, are willing to provide them with portfolio information. The FUND may not pay these organizations or receive any compensation from them for providing this information. The FUND may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 10 days old.

DIRECTORS AND OFFICERS OF THE CORPORATION

        As a Texas corporation, the business and affairs of the Corporation are managed by its officers under the direction of the Board of Directors. The name, address, age, principal occupation(s) during the past five years and certain other information as of December 31, 2004 with respect to each of the directors and officers of the Corporation are as follows:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

"Disinterested Persons"
John R. Bradford, Ph.D. Age: 82 Address: 3112 - 42nd Street Lubbock, Texas 79413	Director	Indefinite, until successor elected Since 1993	Vice President of Development of Compliance Services Group, Inc., an international integrated environmental management consulting and engineering service company.	None
John H. Wilson Age: 62 Address: 1500 Three Lincoln Centre 5430 LBJ Freeway Dallas, Texas 75240	Chairman and Director	Indefinite, until successor elected Since 1992	President of U.S. Equity Corporation, a venture capital firm since 1983.	Capital Southwest Corporation, Encore Wire Corporation, Palm Harbor Homes, Inc.
"Interested Persons"
Gary B. Wood, Ph.D.* Age: 55 Address: 1500 Three Lincoln Centre 5430 LBJ Freeway Dallas, Texas 75240	President, Treasurer and Director	Indefinite, until successor elected (as Director) One-year term (as officer) Since 1987	President, Secretary, Treasurer and a
director of the Advisor and Concorde
Capital Corporation, an investment
advisory firm affiliated with the
Advisor. He is also Chairman of the
Board and Interim CEO of International
Hospital Corporation and its
subsidiaries, which owns, develops and
manages private healthcare facilities in
Mexico, Central America and Brazil.

OmniMed Corporation eOriginal, Inc.
John A. Stetter Age: 49 Address: 1500 Three Lincoln Centre 5430 LBJ Freeway Dallas, Texas 75240	Secretary	One-year term Since 1998	Vice President and Portfolio Manager for the Advisor.

*	Dr. Wood is a director who is an "interested person" of FUND as that term is defined in the Investment Company Act of 1940.

        The Corporation’s Board of Directors has an audit committee whose members are Messrs. John R. Bradford and John H. Wilson. The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the FUND’s internal controls and to review certain other matters relating to the independent auditors and financial records. The audit committee met one time during the fiscal year ended September 30, 2004.

        The Corporation’s Board of Directors has no other committees.

        During the fiscal year ended September 30, 2004 the Corporation did not pay any directors’ fees. The Corporation’s standard arrangement with directors is to reimburse each director for expenses incurred in connection with attendance at meetings of the Board of Directors.

        The table below sets forth the compensation paid by the Corporation to each of the current directors of the Corporation during the fiscal year ended September 30, 2004:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Director
"Disinterested Persons"
John R. Bradford, Ph.D	$0	$0	$0	$0
John H. Wilson	0	0	0	0
"Interested Person"
Gary B. Wood, Ph.D	0	0	0	0

        The Corporation and the Advisor have adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the FUND. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale the security is being considered for purchase or sale by the FUND or is being purchased or sold by the FUND.

        The FUND votes proxies in accordance with the Advisor’s proxy voting policy. The Advisor generally votes as management recommends with respect to corporate governance issues and compensation plans, and on social or corporate responsibility issues in a manner that the Advisor believes will be most likely to increase the value of the security. In the event that a vote presents a conflict of interest between the interests of the FUND and the Advisor, the Advisor will disclose the conflict to the Board of Directors and offer the Board of Directors the opportunity to instruct the Advisor in voting the securities. Information regarding how the FUND voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available, without charge, upon request, by calling (800) 294-1699, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

        Set forth below are the names and addresses of all holders of the FUND’s shares who as of December 31, 2004 beneficially owned more than 5% of the then outstanding shares of the FUND as well as the number of shares of the FUND beneficially owned by all officers and directors of the Corporation as a group.

Name and Address of Shareholder	Percent of Class
Mr. and Mrs. I.D. Bufkin	13.9%
P.O. Box 630
Brenham, TX 77834-0630
Mr. and Mrs. C.W. Nance	13.4%
214 North Bay EB
Bullard, TX 75757
Mr. and Mrs. Donald S. Taylor	8.0%
3803 Pleasant Valley Drive
Missouri City, TX 77459
Mr. and Mrs. Stephen D. Chesebro	7.3%
5405 Longmont
Houston, TX 77056
Mr. and Mrs. William J. Winkelmann	7.0%
7147 Brookshire Circle
Dallas, TX 75230
Dr. and Mrs. William E. Watson	5.2%
#3 Bent Tree Court
Lufkin, TX 75901
National Financial Services, LLC	96.0%
1 World Financial Center, Floor 5
New York, NY 10281
Officers and Directors	2.7%
as a group (4 persons)

*  At December 31, 2004, National Financial Services, LLC owned of record 953,098.315 shares of the FUND or 96.0%, of the then outstanding shares. All of the shares owned by National Financial Services, LLC were owned of record only and included the shares held by all of the shareholders listed above.

        The following table sets forth the dollar range of equity securities beneficially owned by each director in the FUND as of December 31, 2004:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
"Disinterested Persons"
John R. Bradford, Ph.D	None	None
John H. Wilson	None	None
"Interested Person"
Gary B. Wood, Ph.D	over $100,000	over $100,000

None of the directors who are disinterested persons, or any members of their immediate family, own shares of the Advisor (as defined below) or companies, other than registered investment companies, controlled by or under common control with the Advisor.

INVESTMENT ADVISOR

        The investment advisor to the FUND is Concorde Financial Corporation, which does business under the name Concorde Investment Management (the “Advisor”). The Advisor is controlled by Gary B. Wood, Ph.D. Dr. Wood is also president, treasurer and a director of the Corporation. Pursuant to an investment advisory agreement between the FUND and the Advisor (the “Agreement”), the Advisor furnishes continuous investment advisory and management services to the FUND. For its services to the FUND, the Advisor receives a monthly fee based on the average daily net assets of the FUND at the annual rate of 0.9% for the FUND. During the fiscal years ended September 30, 2004, September 30, 2003 and September 30, 2002, the FUND incurred advisory fees of $130,410, $111,511 and $126,640, respectively.

        Under the Agreement, the Advisor, at its own expense and without separate reimbursement from the FUND, furnishes office space and all necessary office facilities, equipment, and executive personnel for managing the FUND and maintaining its organization; bears all sales and promotional expenses of the FUND, other than expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all officers and directors of the FUND (except the fees paid to disinterested directors as such term is defined under the Investment Company Act of 1940).

        The FUND pays all of its expenses not assumed by the Advisor including, but not limited to: the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; the expense of registering its shares with the Securities and Exchange Commission and in the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements; interest charges; brokerage commissions and expenses incurred in connection with portfolio transactions. The FUND also pays: the fees of directors who are not interested persons of the Corporation; compensation of administrative and clerical personnel; association membership dues; auditing and accounting services; legal fees and expenses; fees and expenses of any custodian or trustees having custody of the FUND’s assets; expenses of calculating the net asset value and repurchasing and redeeming shares; charges and expenses of dividend disbursing agents; registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

        The Advisor has undertaken to reimburse the FUND to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the FUND for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the FUND are qualified for sale. If the states in which the shares of the FUND are qualified for sale impose no such restrictions, the Advisor will not be obligated to reimburse the FUND. As of the date of this Statement of Additional Information the shares of the FUND are not qualified for sale in any state which imposes an expense limitation. The FUND monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the FUND exceeds an applicable expense limitation, the FUND will create an account receivable from the Advisor for the amount of such excess. In such a situation, the monthly payment of the Advisor’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the FUND’s fiscal year if accrued expenses thereafter fall below this limit. The adjustment will be reconciled at the end of the fiscal year and not carried forward.

        The Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Corporation, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Corporation, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the FUND’s shareholders, on sixty days written notice to the Advisor, and by the Advisor on the same notice to the FUND and that it shall be automatically terminated if it is assigned.

        The Agreement provides that the Advisor will not be liable to the FUND or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Agreement also provides that the Advisor and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

        On December 29, 2003, the Board of Directors approved the Agreement. In approving the Agreement, the Board of Directors considered a number of factors, including, but not limited to, the following:

•	the nature and quality of the services offered by the Advisor;
•	the reasonableness of the compensation payable to the Advisor;
•	the Advisor's personnel, operations and financial condition;
•	the FUND's performance; and
•	the FUND's expense ratio.

        Based upon its review, the Board of Directors concluded that the Advisor had the capabilities, resources and personnel necessary to manage the FUND effectively. Further, the Board of Directors concluded that based on the services the Advisor would be required to render under the Agreement, that the compensation to be paid to the Advisor was fair and reasonable. Thus, the Board of Directors concluded that is would be in the best interests of the FUND to continue the Agreement with the Advisor.

DETERMINATION OF NET ASSET VALUE

        The net asset value (or price) per share of the FUND is determined by dividing the total value of the FUND’s investments and other assets, less any liabilities, by its number of outstanding shares. The net asset value of the FUND normally will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

        The per share net asset value of the FUND is determined by dividing the total value of the FUND’s net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time. In calculating net asset value of the FUND, portfolio securities that are listed on a national securities exchange or quoted on the Nasdaq Stock Market are valued at the last sale price on the day the valuation is made, or if not traded on the valuation date, the most recent bid price. Other securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Options purchased or written by the FUND are valued at the closing current bid price, when available. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

        The FUND may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. The FUND’s policy is to value the foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, then these securities may be valued at their value as determined in good faith by the FUND’s Board of Directors.

RETIREMENT PLANS

        The FUND offers the following retirement plans that may be funded with purchases of shares of the FUND and may allow investors to reduce their income taxes:

Individual Retirement Accounts

        Individual shareholders may establish their own Individual Retirement Accounts (“IRA”). The FUND currently offers two types of IRAs that can be adopted by executing the appropriate Internal Revenue Service (“IRS”) Form.

        Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an “active participant” in an employer-sponsored retirement plan and the shareholder’s income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder’s own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

        Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder’s contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

        For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of the annual limit or 100% of the shareholder’s compensation (earned income). The “annual limit” is $3,000 for 2004, $4,000 for 2005 through 2007, and $5,000 beginning in 2008. After 2008, the “annual limit” will be adjusted to reflect cost of living increases. Shareholders who are age 50 or older may make an additional “catch-up” contribution per year of up to $500 for 2003 through 2005, and $1,000 beginning in 2006. In no event, however, may the total contribution made to a Traditional or Roth IRA exceed 100% of the shareholder’s compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

Simplified Employee Pension Plan

        A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan (“SEP-IRA”). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, which may not exceed annually for any one participant 25% of compensation (disregarding for this purpose compensation in excess of $205,000 per year in 2004). The referenced compensation limits as are adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

403(b)(7) Custodial Account

        A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended (the “Code”). Amounts contributed to the custodial account in accordance with the employer’s 403(b)(7) program will be invested on a tax-deductible basis in shares of the FUND. Various contribution limits apply with respect to 403(b)(7) arrangements.

        Requests for information and forms concerning the retirement plans should be directed to the Corporation. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the FUND be consistent with the participant’s retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

REDEMPTION OF FUND SHARES

        Subject to the FUND’s compliance with applicable regulations, the FUND has reserved the right to pay the redemption price of shares redeemed, either totally or partially, by a distribution in kind of securities (instead of cash) from the FUND’s portfolio. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares redeemed. If a holder of FUND shares receives a distribution in kind, he would incur brokerage charges when converting the securities to cash. Holders of FUND shares who in any 90 day period redeem no more than the lesser of $250,000 or 1% of the FUND’s net assets at the beginning of the 90 day period will be paid the redemption price in cash.

        The right to redeem shares of the FUND will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the FUND to dispose of their securities or fairly to determine the value of their net assets.

ALLOCATION OF PORTFOLIO BROKERAGE

        Decisions to buy and sell securities for the FUND are made by the Advisor subject to review by the Corporation’s Board of Directors. In placing purchase and sale orders for portfolio securities for the FUND, it is the policy of the Advisor to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisor’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability. The most favorable price to the FUND means the best net price without regard to the mix between purchase or sale price and commission, if any. For example, over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security) or from non-principal market makers who are paid commissions directly.

        In allocating brokerage business for the FUND, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Advisor believes these services have substantial value, they are considered supplemental to the Advisor’s own efforts in the performance of its duties under the Agreement. Other clients of the Advisor may indirectly benefit from the availability of these services to the Advisor, and the FUND may indirectly benefit from services available to the Advisor as a result of transactions for other clients. The Agreement provides that the Advisor may cause the FUND to pay a broker which provides brokerage and research services to the Advisor a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Advisor’s overall responsibilities with respect to the FUND and the other accounts as to which it exercises investment discretion. Brokerage commissions paid by the FUND during the fiscal years ended September 30, 2004, September 30, 2003 and September 30, 2002 to brokers totaled $26,637 on transactions involving securities having a total market value of $9,753,662, $25,025 on transactions involving securities having a total market value of $7,208,080 and $48,958 on transactions involving securities having a total market value of $13,813,295, respectively. During the fiscal year ended September 30, 2004, the FUND paid commissions of $8,511 on transactions having a total market value of $3,968,715 to brokers who provided research services to the Advisor.

CUSTODIAN AND TRANSFER AGENT

        U.S. Bank, N.A., 615 E. Michigan Street, Milwaukee, WI 53202, acts as custodian for the FUND. As such, U.S. Bank, N.A. holds all securities and cash of the FUND, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. U.S. Bank, N.A. does not exercise any supervisory function over the management of the FUND, the purchase and sale of securities or the payment of distributions to stockholders. U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A., acts as the FUND’s fund accountant, transfer agent and dividend disbursing agent. U.S. Bancorp Fund Services, LLC has entered into a fund accounting services agreement with the FUND pursuant to which it acts as fund accountant. As fund accountant U.S. Bancorp Fund Services, LLC maintains and keeps current the books, accounts, journals and other records of original entry relating to the business of the FUND and calculates the FUND’s net asset value on a daily basis. In consideration of such services, the FUND pays monthly a fee based on its average daily net assets, with a minimum annual amount, and reimburses it for its out-of-pocket expenses. During the fiscal years ended September 30, 2004, September 30, 2003 and September 30, 2002, the FUND paid $23,119, $23,593 and $23,302, respectively, pursuant to the fund accounting services agreement.

TAXES

        The FUND will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The FUND has so qualified in each of its fiscal years. If the FUND fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the FUND would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. If the FUND did not qualify as a regulated investment company under Subchapter M, shareholders of the FUND would not be liable for income tax on the FUND’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the FUND’s net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the FUND.

        The FUND intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from the FUND’s net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from the FUND’s net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares. Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of the FUND. A portion of the income distributions of the FUND may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

        Any dividend or capital gains distribution paid shortly after a purchase of shares of the FUND will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

        Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

        The FUND may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the FUND with his social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

        This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to state and local taxes. Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in the FUND.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Brad A. Kinder, CPA, Flower Mound, Texas, serves as the independent registered public accounting firm for the FUND.

CAPITAL STRUCTURE

        The Corporation’s Articles of Incorporation permit the Board of Directors to issue 30,000,000 shares of Common Stock, $1.00 par value. The Common Stock is divisible into an unlimited number of “series,” each of which is a separate FUND. Each share of a FUND represents an equal proportionate interest in that FUND. Shareholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Corporation’s Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently, the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The shares are redeemable and are transferable. All shares issued and sold by the FUND will be fully paid and non-assessable. Fractional shares of Common Stock entitle the holder to the same rights as whole shares.

SHAREHOLDER MEETINGS

        The Texas Business Corporation Act permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Corporation has adopted the appropriate provisions in its By-Laws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under said Act.

        The Corporation’s By-Laws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders duly called and held at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

        Upon the written request of the holders of shares entitled to vote not less than 10% of the FUND’s outstanding shares, the Secretary of the Corporation shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting of shareholders and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

        If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

        After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

DESCRIPTION OF BOND RATINGS

        The FUND may invest in publicly distributed debt securities assigned one of the highest four ratings of either Standard & Poor’s Corporation or Moody’s Investors Service, Inc. A brief description of the ratings symbols and their meanings follows.

        Standard & Poor’s Corporation. A Standard & Poor’s corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

        The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

        The ratings are based, in varying degrees, on the following considerations:

        I.      Likelihood of default — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

        II.     Nature of and provisions of the obligation;

        III.    Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

        The issue ratings definitions are expressed in terms of default risk. As such they pertain to senior obligations of such entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

        AAA — Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

        AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

        A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

        BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        Moody’s Investors Service, Inc.

        Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

        Aaa — Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa — Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa — Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody’s bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

LEGAL PROCEEDINGS

        On April 27, 2004, the Corporation filed a lawsuit in Texas against Value Line, Inc. and seven individuals seeking to recover damages that it suffered as a result of certain actions, including liquidation of the Concorde Income Fund, taken in preparation for consummation of an agreement under which Value Line, Inc. would become adviser to the FUND. Value Line, Inc. terminated the agreement and separate litigation was filed in New York between the Corporation and Value Line, Inc. relative to the breach of the agreement. That litigation was settled by entry of an offer of judgment against Value Line on December 7, 2004. The defendants in the Texas litigation filed motions to dismiss the Texas litigation and transfer the case to New York. The motion to dismiss was granted without prejudice to refiling claims against four individual defendants, and the case has been transferred to New York where it is now pending.